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                                                                    Exhibit 3.26
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            DEAN HELLER                         ===========================================
            Secretary of State                                                              Office Use Only:
                                                              Certificate of
            202 North Carson Street                              Limited
(State      Carson City, Nevada 89701-4201                     Partnership
  Seal)     (775) 684 5708                                 (PURSUANT TO NRS 88)

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            Important:  Read attached instructions before completing form.
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1.  Name of Limited
Partnership:  (must  contain
the words Limited Partnership)
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2.  Street Address of Records
Office in Nevada                 _______________________________________________________________________, NEVADA____________________
                                 Street Address                                                                         Zip Code

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3.  Resident Agent Name and      ___________________________________________________________________________________________________
Street Address:                  Name
(must be a Nevada address
where process may be served)     ____________________________________________________________________________, NEVADA_______________
                                 Physical Street Address                                                                 Zip Code

                                 _______________________________________________________________________,  _________________________
                                 Additional Mailing Address                   City                         State         Zip Code

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4.  Dissolution Date:            Latest date upon which the Limited partnership is to dissolve: ____________________________________

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5.  Other Matters:               Any other matters the general partners desire to include in this certificate may be noted on separate pages and incorporated by reference herein as a part of this certificate:

                                 Number of pages attached:  __________

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                                 It is hereby declared that I am (we are) the person(s) who executed this Certificate of Limited
6.  Name, Business Address and   Partnership which execution constitutes an affirmation under the penalties of perjury that the
Signatures of Each General       facts stated herein are true.
Partner
(attach additional pages as
necessary)                       _____________________________________________ _____________________________________________________
                                 Name                                           Signature
                                 ______________________________________________________________________, _____________ _____________
                                 Address                                        City                         State       Zip Code


                                 _____________________________________________ _____________________________________________________
                                 Name                                           Signature
                                 ______________________________________________________________________, _____________ _____________
                                 Address                                        City                         State       Zip Code


                                 _____________________________________________ _____________________________________________________
                                 Name                                           Signature
                                 ______________________________________________________________________, _____________ _____________
                                 Address                                        City                         State       Zip Code


                                 _____________________________________________ _____________________________________________________
                                 Name                                           Signature
                                 ______________________________________________________________________, _____________ _____________
                                 Address                                        City                         State       Zip Code

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7.  Certificate of Acceptance    I hereby accept appointment as Resident Agent for the above named limited partnership.
of Appointment of Resident
Agent:                           _________________________________________________________________   _______________________________
                                 Authorized Signature of R.A. or On Behalf of R.A. Company                          Date
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This form must be accompanied by appropriate fees.  See attached fee schedule         Nevada Secretary of State Form CERTofLP1999.01
                                                                                                                Revised on: 12/11/02

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